Unit-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
Unit-Based Compensation

The Board of Directors of our General Partner adopted the Phillips 66 Partners LP 2013 Incentive Compensation Plan (the ICP) in the third quarter of 2013.  Awards under the ICP are available for officers, directors and employees of our General Partner or its affiliates, and any consultants or other individuals who perform services for the Partnership.  The ICP allows for the grant of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards.  The ICP limits the number of common units that may be delivered pursuant to awards to 2,500,000, subject to proportionate adjustment in the event of unit splits and similar events.

From the closing of the Offering through December 31, 2015, we have only issued phantom units to non-employee directors under the ICP.  A phantom unit entitles the recipient to receive cash equal to the fair market value of a common unit on the date the phantom unit is settled after the vesting period (settlement date), and to also receive a distribution equivalent each quarter between the grant date and the settlement date in an amount equal to any cash distributions paid on a common unit during that time.  During the years ended December 31, 2015, 2014, and 2013, we granted a total of 2,343; 4,161; and 2,171 phantom units, respectively, to three non-employee directors of the Partnership. On the grant date, phantom units awarded to non-employee directors become non-forfeitable; therefore we immediately recognize expense equal to the grant-date fair value of the award.  These phantom units do not convey voting rights.